      UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET, NET LOSS, AND
                         EARNINGS PER SHARE INFORMATION


The following unaudited pro forma condensed combined balance sheet is based on the historical balance sheets of Global Diversified Acquisition Corp. ("GDAC"), and of MK Secure Solutions, Ltd. ("MKSS") and subsidiaries, as of December 31, 2003. On March 25, 2004, the two entities consummated an agreement and plan of merger, with GDAC being the legal acquirer. This merger has been treated as a recapitalization of MKSS. MKSS's shareholders obtained a majority ownership interest in the outstanding shares of GDAC and therefore MKSS was the acquirer for accounting purposes. Consequently, at the date of the merger, the financial statements of MKSS became those of GDAC.

Specifically, the following unaudited pro forma condensed combined balance sheet presents the recapitalization of GDAC as if the merger had been consummated as of December 31, 2003.

The pro forma net loss and earnings per share information assumes the merger had occurred as of March 11, 2003 (MKSS date of inception) and presents the earnings per share as if MKSS had shares of common stock outstanding.

The following unaudited pro forma condensed combined balance sheet, net loss and earnings per share information as of, and for the period ending, December 31, 2003 is presented for illustrative purposes only and is not necessarily indicative of the financial position and results of operations that would have been achieved if the proposed transaction had been completed as of that date. This unaudited pro forma information should be read in conjunction with GDAC and MKSS's historical financial statements (and related notes thereto). Financial information on GDAC for the nine-month period ended December 31, 2003, can be found in the GDAC Form 10-QSB-Quarterly Report. Financial information on MKSS for 2003 can be found elsewhere in this Form 8-k Current Report. A copy of the Form 10-QSB, as well as other documents filed by GDAC with the Securities and Exchange Commission, are available to the public.


                                         GLOBAL DIVERSIFIED ACQUISITION CORP. AND
                                        MK SECURE SOLUTIONS, LTD. AND SUBSIDIARIES
                                       Unaudited Condensed Combining Balance Sheet
                                                    December 31, 2003




                                                          ASSETS
                                                          ------


                                                           Historical     Historical      Pro Forma           Pro Forma
                                                              GDAC           MKSS        Adjustments            Total
                                                          ------------   ------------   -------------       ------------
 Current Assets
    Cash                                                   $      904     $   68,282     $         -         $   69,186
    Prepaid expenses                                                -         13,262               -             13,262
                                                          ------------   ------------   -------------       ------------

           Total Current Assets                                   904         81,544               -             82,448

 Property and Equipment, Net                                        -         34,816               -             34,816
                                                          ------------   ------------   -------------       ------------

           Total Assets                                    $      904     $  116,360     $         -         $  117,264
                                                          ============   ============   =============       ============


                                         LIABILITIES AND SHAREHOLDERS' EQUITY
                                         ------------------------------------


 Current Liabilities
     Short-term note payable - related party               $        -     $   61,660     $         -         $   61,660
     Accounts liabilities                                      79,891        203,728               -            283,619
                                                          ------------   ------------   -------------       ------------

           Total Current Liabilities                           79,891        265,388               -            345,279

 Shareholders' Deficit
     B Preference shares $0.01 par, 150,000 shares
       authorized, 68,247 issued and outstanding,
       liquidation preference $341,235                              -            682            (682) (1)             -
     A Preference shares $0.01 par, 150,000 shares
       authorized, 94,387 issued outstanding                        -            944            (944) (1)             -
     Common shares $0.01 par, 4,700,000 shares
       authorized, 56,316 issued and outstanding                    -            563            (563) (1)             -
     Common stock                                                 118              -           2,189  (1)         2,307
     Additional paid-in capital                             9,764,455      1,997,187      (9,843,560) (2)     1,918,082
     Accumulated foreign exchange translation adjustment            -          9,251               -              9,251
     Deficit accumulated during the development stage               -     (2,157,655)              -         (2,157,655)
     Deficit                                               (9,843,560)             -       9,843,560  (2)             -
                                                          ------------   ------------   -------------       ------------
 Total Shareholder's Deficit                                  (78,987)      (149,028)              -           (228,015)

 Total Liabilities and Shareholders' Equity                $      904     $   116,360    $         -         $  117,264
                                                          ============   ============   =============       ============


                                                        See notes


                              GLOBAL DIVERSIFIED ACQUISITION CORP. AND
                             MK SECURE SOLUTIONS, LTD. AND SUBSIDIARIES
                        Unaudited Pro Forma Net Loss and Earnings Per Share




                                                                                  March 11, 2003
                                                                                   (Inception)
                                                                                     through
                                                                                December 31, 2003
                                                                               -------------------
Pro forma information (unaudited):

Net loss                                                                        $     (2,157,655)
                                                                               ===================

Pro forma net loss                                                              $     (2,157,655)
                                                                               ===================

Pro forma net loss per share data:

Basic and diluted net loss per common share                                     $           0.11
                                                                               ===================

Basic and diluted weighted average number of common shares outstanding                19,290,758
                                                                               ===================


                                             See notes

                    GLOBAL DIVERSIFIED ACQUISITION CORP. AND
                   MK SECURE SOLUTIONS, LTD. AND SUBSIDIARIES
                    Notes to Unaudited Pro Forma Information




Global Diversified Acquisition Corp. ("GDAC") entered into an agreement and plan of merger with MK Secure Solutions, Ltd. ("MKSS"), whereby the shareholders of MKSS exchanged all of their shares (including ordinary and preference A and B shares) in return for 26,246,000 shares of GDAC common stock allocated proportionally among the MKSS shareholders based on their shares held prior to the merger. Upon the consummation of this transaction on March 25, 2004, MKSS members owned approximately 94% of GDAC. The combination of GDAC and MKSS has been treated as a re-capitalization of MKSS. Consequently, the historical financial statements of MKSS will become those of GDAC.

(1) This pro forma adjustment reflects the cancellation of 56,316 ordinary shares, 94,387 preference A shares and 68,247 preference B shares of MKSS and the issuance of 26,246,000 shares of common stock of GDAC pursuant to the agreement and plan of merger.

(2) This pro forma adjustment reflects the elimination entry to reflect accounting for the re-capitalization.

An unaudited pro forma statement of operations has been excluded in this pro forma presentation since the audited historical statement of operations of MK Secure Solutions, Ltd. and subsidiaries is presented elsewhere in this Form 8-K. After the re-capitalization the financial statements of MKSS will become the historical statement of operations of GDAC. MKSS began operations on March 11, 2003 and the statement of operations commences from that point.

The pro forma net loss per share assumes all of the above transactions occurred on March 11, 2003 and that the number of shares of common stock expected to be outstanding upon consummation of these transactions will be 28,865,238.